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                                                                  Exhibit 99.1

                                [AMG LETTERHEAD]


                            Contact: Darrell W. Crate
                                     Affiliated Managers Group, Inc.
                                     (617) 747-3300


                   AMG REPORTS FINANCIAL AND OPERATING RESULTS
           FOR THIRD QUARTER AND NINE MONTHS ENDED SEPTEMBER 30, 2001

                        COMPANY REPORTS CASH EPS OF $0.91
      NET CLIENT CASH FLOWS FROM DIRECTLY MANAGED ASSETS WERE $703 MILLION

BOSTON, MA, OCTOBER 24, 2001 - Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the quarter and nine months ended September 30, 2001.

Cash earnings per share ("Cash EPS") for the third quarter of 2001 were $0.91 compared to Cash EPS of $0.99 for the third quarter of 2000. (Cash EPS is the Company's reported EPS figure plus the non-cash charges on a per share basis for depreciation and amortization of intangible assets which arise from the use of the purchase method of accounting. The Company considers Cash EPS to be the most meaningful measure of its financial performance.) Diluted earnings per share for the third quarter of 2001 were $0.54, compared to $0.64 for the third quarter of 2000. Cash Net Income (net income plus the non-cash charges for depreciation and amortization of intangible assets) was $20.7 million, compared to $22.4 million for the third quarter of 2000, while EBITDA was $31.9 million, compared to $36.4 million for the same period of 2000. Revenues for the third quarter of 2001 were $96.6 million, compared to $118.2 million for the third quarter of 2000. Net income for the third quarter of 2001 was $12.4 million, compared to $14.4 million for the same period of 2000.

For the nine months ended September 30, 2001, Cash Net Income was $62.4 million, or $2.75 on a per share basis, while EBITDA was $96.8 million. For the same period, net income was $37.4 million, or $1.65 on a per share basis, on revenues of $297.7 million. For the nine months ended September 30, 2000, Cash Net Income was $64.9 million, or $2.85 on a per share basis, while EBITDA was $106.0 million. For the same period, net income was $41.9 million, or $1.84 on a per share basis, on revenues of $343.9 million.

The aggregate assets under management of AMG's affiliated investment management firms at September 30, 2001 were $65.2 billion. Aggregate net client cash flows were $731 million, including $703 million in directly managed assets. These aggregate net client cash flows for the quarter resulted in a net increase of approximately $2.5 million to AMG's annualized EBITDA.

"Notwithstanding the challenges of a volatile equity market environment, our Affiliates posted solid financial results, driven by continued growth in net client cash flows and strong relative investment performance," said William J. Nutt, Chairman and Chief Executive Officer. "With over $700 million in net flows for the quarter, our net client cash flows from directly managed assets

                                     (MORE)


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year-to-date total $2.7 billion, which has resulted in an aggregate $9.1 million increase in our annualized EBITDA. In addition, our Affiliates generally produced solid investment performance relative to their competitors and benchmarks. In particular, value managers such as Tweedy, Browne, Rorer and Systematic had continued growth in net flows and strong relative performance both for the quarter and the year-to-date."

Sean M. Healey, President and Chief Operating Officer, stated, "The quarter was highlighted by continued success in our new investment program, with the announcements of our agreements to invest in two new Affiliates, Welch & Forbes and Friess Associates. Welch & Forbes is a leading Boston-based manager for high net worth individuals and families, and Friess Associates is a highly regarded growth equity manager best known as the advisor to the Brandywine family of funds. Each firm is an excellent addition to the AMG group of Affiliates, and together, they add to the diversity of our sources of EBITDA by strengthening our presence in the mutual fund and high net worth channels." Mr. Healey added, "Finally, we are continuing to pursue additional investments in new Affiliates, and we are pleased with our progress in building relationships with many of the highest quality mid-sized investment management firms."

AMG is an asset management company that addresses the succession and transition issues facing the principals of growing mid-sized investment management firms. AMG's strategy is to generate growth through the internal growth of its existing Affiliates, as well as through investments in new Affiliates. AMG's innovative transaction structure allows individual members of each Affiliate's management team to retain or receive significant direct ownership in their firm while maintaining operating autonomy. In addition, AMG provides centralized assistance to its Affiliates in strategic matters, marketing, distribution, product development and operations.

-------------------------------------------------------------------------------
CERTAIN MATTERS DISCUSSED IN THIS PRESS RELEASE MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. ACTUAL RESULTS AND THE TIMING OF CERTAIN EVENTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN OR CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS DUE TO A NUMBER OF FACTORS, INCLUDING CHANGES IN THE SECURITIES OR FINANCIAL MARKETS OR IN GENERAL ECONOMIC CONDITIONS, THE AVAILABILITY OF EQUITY AND DEBT FINANCING, COMPETITION FOR ACQUISITIONS OF INTERESTS IN INVESTMENT MANAGEMENT FIRMS, THE ABILITY TO COMPLETE PENDING ACQUISITIONS, THE INVESTMENT PERFORMANCE OF OUR AFFILIATES AND THEIR ABILITY TO EFFECTIVELY MARKET THEIR INVESTMENT STRATEGIES, AND OTHER RISKS DETAILED FROM TIME TO TIME IN AMG'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. REFERENCE IS HEREBY MADE TO THE "CAUTIONARY STATEMENTS" SET FORTH IN THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000.

                             FINANCIAL TABLES FOLLOW

A TELECONFERENCE WILL BE HELD WITH AMG'S MANAGEMENT AT 11:00 A.M. EASTERN TIME TODAY. PARTIES INTERESTED IN LISTENING TO THE TELECONFERENCE SHOULD DIAL 1-888-792-1093 (DOMESTIC CALLS) OR 1-703-871-3597 (INTERNATIONAL CALLS) STARTING AT 10:45 A.M. EASTERN TIME. THOSE WISHING TO LISTEN TO THE TELECONFERENCE SHOULD DIAL THE APPROPRIATE NUMBER AT LEAST TEN MINUTES BEFORE THE CALL BEGINS. THE TELECONFERENCE WILL BE AVAILABLE FOR REPLAY FROM APPROXIMATELY ONE HOUR AFTER THE CONCLUSION OF THE CALL UNTIL 5:00 P.M. EASTERN TIME ON WEDNESDAY, OCTOBER 31, 2001. TO ACCESS THE REPLAY, PLEASE DIAL 1-888-266-2086 (DOMESTIC CALLS) OR 1-703-925-2435 (INTERNATIONAL CALLS), PASS CODE 5551605. THE LIVE CALL AND THE REPLAY (THROUGH OCTOBER 31, 2001) CAN ALSO BE ACCESSED VIA THE WEB AT WWW.AMG.COM.


                                      # # #

            For more information on Affiliated Managers Group, Inc.,
                   please visit AMG's Web site at www.amg.com.



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AFFILIATED MANAGERS GROUP, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)

                                                    Three Months         Three Months
                                                        Ended                Ended
                                                       9/30/00              9/30/01
                                                 -------------------- --------------------
Revenues                                               $ 118,205             $ 96,584

EBITDA (A)                                              $ 36,449             $ 31,937

Net Income                                              $ 14,378             $ 12,352

Cash Net Income (B)                                     $ 22,376             $ 20,734


Average shares outstanding - diluted                  22,642,345           22,841,832

Earnings per share - diluted                              $ 0.64               $ 0.54

Cash earnings per share - diluted (C)                     $ 0.99               $ 0.91






                                                    December 31,         September 30,
                                                        2000                 2001
                                                 -------------------- --------------------
Cash and cash equivalents                              $ 31,612            $ 205,064

Total debt                                            $ 151,800            $ 278,403

Stockholders' equity                                  $ 493,910            $ 534,343


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AFFILIATED MANAGERS GROUP, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)


                                                 Nine Months          Nine Months
                                                    Ended                Ended
                                                   9/30/00              9/30/01
                                             -------------------- --------------------
Revenues                                          $ 343,898            $ 297,722

EBITDA (A)                                        $ 106,023             $ 96,805

Net Income                                         $ 41,870             $ 37,389

Cash Net Income (B)                                $ 64,858             $ 62,399


Average shares outstanding - diluted             22,763,049           22,683,862

Earnings per share - diluted                         $ 1.84               $ 1.65

Cash earnings per share - diluted (C)                $ 2.85               $ 2.75


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AFFILIATED MANAGERS GROUP, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)


                                                                 Three Months          Nine Months
                                                                     Ended                Ended
                                                                    9/30/01              9/30/01
                                                              -------------------- --------------------
Assets under management (at period end, in millions):              $ 65,244             $ 65,244

Revenues:                                                          $ 96,584            $ 297,722

Owners' Allocation (D):                                            $ 48,593            $ 149,217

EBITDA Contribution (E):                                           $ 36,437            $ 110,308

RECONCILIATION OF EBITDA CONTRIBUTION TO EBITDA:
  Total EBITDA Contribution (as above)                             $ 36,437            $ 110,308
  Less, holding company expenses                                     (4,500)             (13,503)
                                                              -------------------- --------------------
  EBITDA                                                           $ 31,937             $ 96,805
                                                              ==================== ====================

Notes:

(A) EBITDA represents earnings before interest expense, income taxes, depreciation and amortization.

(B)  Cash Net Income represents net income plus depreciation and amortization.

(C) Cash earnings per share represents Cash Net Income divided by average shares outstanding.

(D) Owners' Allocation represents the portion of an Affiliate's revenues which is allocated to the owners of that Affiliate, including AMG, generally in proportion to their ownership interest, pursuant to the revenue sharing agreement with such Affiliate.

(E) EBITDA Contribution represents the portion of an Affiliate's revenues that is allocated to AMG after amounts retained by the Affiliate for compensation and day-to-day operating and overhead expenses, but before the interest, income taxes, depreciation and amortization expenses of the Affiliate.


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AFFILIATED MANAGERS GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)


                                                     Quarter Ended September 30,    Year to Date September 30,
                                                       2000             2001           2000          2001
                                                  ---------------- --------------  ------------- -------------
Revenues                                              $ 118,205         $ 96,584      $ 343,898     $ 297,722

Operating expenses:
  Compensation and related expenses                      48,485           31,463        133,054        98,369
  Amortization of intangible assets                       6,828            7,006         19,881        20,848
  Depreciation and other amortization                     1,170            1,376          3,107         4,162
  Selling, general and administrative                    15,002           18,487         50,389        55,601
  Other operating expenses                                2,879            2,578          7,711         7,866
                                                  -------------------------------  ------------- -------------
                                                         74,364           60,910        214,142       186,846
                                                  -------------------------------  ------------- -------------
Operating income                                         43,841           35,674        129,756       110,876
                                                  -------------------------------  ------------- -------------

Non-operating (income) and expenses:
  Investment and other income                            (1,174)          (1,952)        (3,394)       (3,946)
  Interest expense                                        4,082            2,970         12,071         9,482
                                                  -------------------------------  ------------- -------------
                                                          2,908            1,018          8,677         5,536
                                                  -------------------------------  ------------- -------------

Income before minority interest and taxes                40,933           34,656        121,079       105,340
Minority interest                                       (16,564)         (14,071)       (50,115)      (43,027)
                                                  -------------------------------  ------------- -------------

Income before income taxes                               24,369           20,585         70,964        62,313

Income taxes                                              9,991            8,233         29,094        24,924
                                                  -------------------------------  ------------- -------------
Net income                                             $ 14,378         $ 12,352       $ 41,870      $ 37,389
                                                  ===============================  ============= =============


Average shares outstanding - basic                   22,142,194       22,180,058     22,349,998    22,117,858
Average shares outstanding - diluted                 22,642,345       22,841,832     22,763,049    22,683,862

Earnings per share - basic                               $ 0.65           $ 0.56         $ 1.87        $ 1.69
Earnings per share - diluted                             $ 0.64           $ 0.54         $ 1.84        $ 1.65


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AFFILIATED MANAGERS GROUP, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)


                                                                    December 31,    September 30,
                                                                       2000             2001
                                                                ----------------- ----------------
ASSETS
Current assets:
  Cash and cash equivalents                                             $ 31,612        $ 205,064
  Investment advisory fees receivable                                     66,126           44,043
  Other current assets                                                    15,448           10,081
                                                                ----------------- ----------------
    Total current assets                                                 113,186          259,188

Fixed assets, net                                                         15,346           14,357
Equity investment in Affiliate                                             1,816            1,616
Acquired client relationships, net                                       199,354          194,996
Goodwill, net                                                            444,116          453,759
Other assets                                                              19,912           24,649
                                                                ----------------- ----------------
    Total assets                                                       $ 793,730        $ 948,565
                                                                ================= ================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable and accrued liabilities                              $ 86,800         $ 67,196
                                                                ----------------- ----------------
    Total current liabilities                                             86,800           67,196

Long-term debt                                                           151,000          277,603
Deferred taxes                                                            31,907           35,551
Other long-term liabilities                                                2,636           12,332
Subordinated debt                                                            800              800
                                                                ----------------- ----------------
    Total liabilities                                                    273,143          393,482

Minority interest                                                         26,677           20,740

Stockholders' equity:
  Common stock                                                               235              235
  Additional paid-in capital                                             407,057          409,588
  Accumulated other comprehensive income                                    (342)          (1,485)
  Retained earnings                                                      140,513          177,902
                                                                ----------------- ----------------
                                                                         547,463          586,240
  Less treasury shares                                                   (53,553)         (51,897)
    Total stockholders' equity                                           493,910          534,343
                                                                ----------------- ----------------
    Total liabilities and stockholders' equity                         $ 793,730        $ 948,565
                                                                ================= ================